Prospectus
May 1, 2017

Columbia Real Estate Equity Fund

Class	Ticker Symbol
Class A Shares	CREAX
Class B Shares	CREBX
Class C Shares	CRECX
Class K Shares	CRRFX
Class R Shares	CRSRX
Class R4 Shares	CRERX
Class R5 Shares	CRRVX
Class T Shares*	CREWX
Class Y Shares	CREYX
Class Z Shares	CREEX
* Prior to March 27, 2017, Class T shares were known as Class W shares.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Real Estate Equity Fund
2	Prospectus 2017

Columbia Real Estate Equity Fund
Summary of the Fund
Investment Objective
Columbia Real Estate Equity Fund (the Fund) seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The front-end sales charge applicable to Class T shares is a per-transaction charge, meaning that separate orders will not be aggregated for purposes of calculating the rate of the sales charge payable. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution may be required to pay a commission to the broker/financial intermediary for effecting such transactions. Such commissions are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information about these and other discounts is available from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 17 of the Fund’s prospectus and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class T	Classes K, R, R4, R5, Y and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	2.50%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	None (b)	1.00% (c)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class K	Class R	Class R4	Class R5	Class T	Class Y	Class Z
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%	0.00%
Other expenses(d)	0.26%	0.26%	0.26%	0.38%	0.26%	0.26%	0.13%	0.26%	0.07%	0.26%
Total annual Fund operating expenses	1.26%	2.01%	2.01%	1.13%	1.51%	1.01%	0.88%	1.26%	0.82%	1.01%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	The Fund does not accept new investments in Class B shares, except for certain limited transactions. Class B shares were originally subject to a contingent deferred sales charge (CDSC). However, the Fund’s current Class B investors have all held their shares for the requisite time period and are no longer subject to a CDSC upon redemption of their shares.
(c)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(d)	Other expenses have been restated to reflect current transfer agency fees paid by the Fund and other expenses for Class Y shares are based on estimated amounts for the Fund’s current fiscal year.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
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Columbia Real Estate Equity Fund
Summary of the Fund (continued)
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$696	$952	$1,227	$2,010
Class B (whether or not shares are redeemed)	$204	$630	$1,083	$2,144
Class C (assuming redemption of all shares at the end of the period)	$304	$630	$1,083	$2,338
Class C (assuming no redemption of shares)	$204	$630	$1,083	$2,338
Class K (whether or not shares are redeemed)	$115	$359	$ 622	$1,375
Class R (whether or not shares are redeemed)	$154	$477	$ 824	$1,802
Class R4 (whether or not shares are redeemed)	$103	$322	$ 558	$1,236
Class R5 (whether or not shares are redeemed)	$ 90	$281	$ 488	$1,084
Class T (whether or not shares are redeemed)	$375	$640	$ 924	$1,735
Class Y (whether or not shares are redeemed)	$ 84	$262	$ 455	$1,014
Class Z (whether or not shares are redeemed)	$103	$322	$ 558	$1,236
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including REITs. A company is considered to be “principally engaged” in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund may invest in equity REITs, mortgage REITs and hybrid REITs.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Principal Risks
An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
4	Prospectus 2017

Columbia Real Estate Equity Fund
Summary of the Fund (continued)
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Class Y shares of the Fund commenced operations after the periods ended shown in the table below and, therefore, performance information is not yet available. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges shown in the Shareholder Fees table in this prospectus) for the periods shown with a broad measure of market performance. Prior to March 27, 2017, Class T shares were known as Class W shares and there was no sales charge on Class W shares. Beginning March 27, 2017, the maximum applicable sales charge attributable to Class T shares is 2.50% per transaction. The Fund’s Class T share returns (after applicable sales charges) have been adjusted to reflect the current maximum applicable sales charge of 2.50%.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class Z shares (adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Any share class, such as Class Y shares, that does not have available performance would have annual returns substantially similar to those of Class A shares. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A
Prospectus 2017	5

Columbia Real Estate Equity Fund
Summary of the Fund (continued)
shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedle.com/us.

Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	3rd Quarter 2009	28.25%
	Worst	4th Quarter 2008	-37.67%
*	Year to Date return as of March 31, 2017: 1.11%
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2016)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	11/01/2002
returns before taxes		-1.03%	9.20%	3.58%
returns after taxes on distributions		-2.33%	7.41%	1.50%
returns after taxes on distributions and sale of Fund shares		-0.02%	6.84%	2.42%
Class B returns before taxes	11/01/2002	4.20%	9.67%	3.42%
Class C returns before taxes	10/13/2003	3.21%	9.68%	3.42%
Class K returns before taxes	03/07/2011	5.18%	10.67%	4.35%
Class R returns before taxes	09/27/2010	4.73%	10.24%	3.84%
Class R4 returns before taxes	11/08/2012	5.28%	10.77%	4.45%
Class R5 returns before taxes	03/07/2011	5.39%	10.90%	4.53%
Class T returns before taxes	09/27/2010	2.37%	9.93%	3.95%
Class Z returns before taxes	04/01/1994	5.23%	10.78%	4.45%
FTSE NAREIT Equity REITs Index (reflects no deductions for fees, expenses or taxes)		8.52%	12.01%	5.08%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Arthur Hurley, CFA	Senior Portfolio Manager	Manager	2006
6	Prospectus 2017

Columbia Real Estate Equity Fund
Summary of the Fund (continued)
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
investor.columbiathreadneedle.com/us	Columbia Funds, c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B(a), C & T(b)	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes K(c), R & R5	All eligible accounts	None	N/A
Class Y	All eligible accounts	$0, $1,000 or $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)
Classes R4 & Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100

(a)	Class B shares are generally closed to new and existing shareholders.
(b)	Class T shares must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc. (the Distributor), are specifically authorized to sell Class T shares.
(c)	Class K shares are generally closed to new investors.
There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Prospectus 2017	7

Columbia Real Estate Equity Fund
More Information About the Fund
Investment Objective
Columbia Real Estate Equity Fund (the Fund) seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).
Only shareholders can change the Fund’s investment objective. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including REITs. A company is considered to be “principally engaged” in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund may invest in equity REITs, mortgage REITs and hybrid REITs.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
A combination of fundamental and quantitative analysis with risk management is used in identifying investment opportunities and constructing the Fund’s portfolio.
In selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) considers, among other factors:
■	overall economic and market conditions; and
■	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
The Fund’s investment policy with respect to 80% of its net assets may not be changed without shareholder approval.
Principal Risks
An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio manager to make investment decisions that will achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
8	Prospectus 2017

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. The value of Fund investments may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the investments the Fund holds can be affected by changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates and the liquidity of these investments, among other factors.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedle.com/us.
Prospectus 2017	9

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor's (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund's potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund's potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid securities (securities that are not readily
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Columbia Real Estate Equity Fund
More Information About the Fund (continued)
marketable or that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the value at which the holder has valued the security) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has an economic conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Lending of Portfolio Securities
The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
The Fund currently does not participate in the securities lending program but the Board of Trustees (the Board) may determine to renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the SAI and the annual and semiannual reports to shareholders.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio manager may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio manager may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
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Columbia Real Estate Equity Fund
More Information About the Fund (continued)
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedle.com/us) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
eDelivery and Mailings to Households
In order to reduce shareholder expenses, the Fund may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly. Additionally, you may elect to enroll in eDelivery to receive electronic versions of these documents by logging into your account at investor.columbiathreadneedle.com/us.
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
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Columbia Real Estate Equity Fund
More Information About the Fund (continued)
FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. Transfer agency fees and certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different transfer agency and shareholder servicing fees applicable to each share class. For more information on these fees, see Choosing a Share Class — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Real Estate Equity Fund
Class A	1.32%
Class B	2.07%
Class C	2.07%
Class K	1.235%
Class R	1.57%
Class R4	1.07%
Class R5	0.985%
Class T	1.32%
Class Y	0.935%
Class Z	1.07%
Under the arrangement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. This arrangement may be revised or discontinued at any time.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates and any predecessor firms that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Providers
The Fund enters into contractual arrangements (Service Provider Contracts) with various parties, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or
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Columbia Real Estate Equity Fund
More Information About the Fund (continued)
other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement, including fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. Prior to May 1, 2016, the Fund paid the Investment Manager an advisory fee under an investment management services agreement and a separate administrative fee under an administrative services agreement. For the Fund’s most recent fiscal year, aggregate fees paid to the Investment Manager by the Fund, including all advisory and administrative fees paid to the Investment Manager during the period, amounted to 0.75% of average daily net assets of the Fund, before any applicable reimbursements. A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2016.
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Arthur Hurley, CFA	Senior Portfolio Manager	Manager	2006
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Columbia Real Estate Equity Fund
More Information About the Fund (continued)
Mr. Hurley joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. Hurley began his investment career in 1994 and earned a B.A. from the University of Massachusetts.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 225 Franklin Street, Boston, MA 02110. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged DST Systems, Inc., including its affiliate, Boston Financial Data Services, Inc., to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee or a fee based on the assets invested through omnibus accounts, and reimburses the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
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Columbia Real Estate Equity Fund
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■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests; and
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
16	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class
The Funds
The Columbia Funds (referred to as the Funds) generally share the same policies and procedures for investor services, as described below. Each Fund is a series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I) or Columbia Funds Series Trust II (CFST II), and certain features of distribution and/or service plans may differ among these trusts. The Fund offered by this prospectus is a series of CFST I. Columbia Funds with names that include the words “Tax-Exempt,” “Municipal” or “Muni” (the Tax-Exempt Funds) have certain policies that differ from other Columbia Funds (the Taxable Funds). The Fund offered by this prospectus is treated as a Taxable Fund for these purposes.
Funds Contact Information
Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedle.com/us,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.
*The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.
FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry.
Omnibus Accounts
The term “omnibus account” refers to a financial intermediary’s account with the Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Fund shareholders invested in the Fund through omnibus accounts.
Retirement Plans and Omnibus Retirement Plans
The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.
Networked Accounts
Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.
Summary of Share Class Features
Each share class of the Fund has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1
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Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
fee, may be required to pay a commission to the broker/financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.
When deciding which class of shares to buy, you should consider, among other things:
■	The amount you plan to invest.
■	How long you intend to remain invested in the Fund.
■	The fees (e.g., sales charge or “load”) and expenses for each share class.
■	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.
FUNDamentals
Front-End Sales Charge Calculation
The front-end sales charge is calculated as a percentage of the offering price.
■	The net asset value (NAV) per share is the price of a share calculated by the Fund every business day.
■	The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.
The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A and Class V shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
FUNDamentals
Contingent Deferred Sales Charge
A contingent deferred sales charge (CDSC) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.
When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.
Share Class Features
The following summarizes the primary features of Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class T, Class V, Class Y and Class Z shares.
18	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new and/or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.
A Note About Class T Shares
Class T shares are sold only through financial intermediaries that, by written agreement with the Distributor, are specifically authorized to sell Class T shares (Class T Intermediaries).
Class T shares are capable of being offered by different financial intermediaries with different front-end sales charge structures. Currently, Class T shares are offered with only one sales charge structure, which means that all Class T Intermediaries are offering Class T shares with the same pricing. For convenience, these Class T Intermediaries are referred to as Category One Financial Intermediaries. Financial intermediaries may in the future seek to offer Class T shares under a different pricing structure and, as such, other categories of Class T Intermediaries may be added in the future. Note also that, unlike other classes of shares of the Fund with a front-end sales charge (i.e., Class A and Class V shares, as available), the front-end sales charge applicable to Class T shares is a per-transaction charge, meaning that separate orders will not be aggregated for purposes of calculating the rate of the sales charge payable. Class T does not make available any discounts (for example, under a right of accumulation, letter of intent or other such programs).

Share Class	Eligible Investors(a); Minimum Initial Investments(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts)	Taxable Funds: 5.75% maximum, declining to 0.00% on investments of $1 million or more
Tax-Exempt Funds: 3.00% maximum, declining to 0.00% on investments of $500,000 or more
None for Columbia Government Money Market Fund and certain other Funds(e)	Taxable Funds(e): CDSC on certain investments of between $1 million and $50 million redeemed within 18 months after purchase charged as follows:
• 1.00% CDSC if redeemed within 12 months after purchase, and
• 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase
Tax-Exempt Funds(e): Maximum CDSC of 0.75% on certain investments of $500,000 or more redeemed within 12 months after purchase	Reductions : yes, see Choosing a Share Class — Reductions/Waivers of Sales Charges – Class A and Class V Shares Front-End Sales Charge Reductions
Waivers: yes, on Fund distribution reinvestments. For additional waivers, see Choosing a Share Class — Reductions/Waivers of Sales Charges – Class A and Class V Shares Front-End Sales Charge Waivers, as well as Choosing a Share Class — CDSC Waivers – Class A, Class C and Class V
				Financial intermediary-specific waivers are also available, see Choosing a Share Class — Financial Intermediary-Specific Class A Sales Charge Waivers, and Choosing a Share Class — Financial Intermediary-Specific CDSC Waivers	Distribution and Service Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Note: Class B shares convert to Class A shares eight years after purchase(g) Minimum Initial Investment: N/A	None	None (g); a CDSC was applicable, but the Funds' Class B investors, having held their shares for the requisite time	N/A	Distribution Fee: 0.75% Service Fee: 0.25%
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Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors(a); Minimum Initial Investments(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service Fees(d)
period, are no longer subject to a CDSC upon redemption of their shares
Class C	Eligibility: Available to the general public for investment
Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts)
Purchase Order Limit for Tax-Exempt Funds: $499,999(h), none for omnibus retirement plans
Purchase Order Limit for Taxable Funds: $999,999(h); none for omnibus retirement plans	None	1.00% on certain investments redeemed within one year of purchase(i)	Waivers : yes, on Fund distribution reinvestments. For additional waivers, see Choosing a Share Class — CDSC Waivers – Class A, Class C and Class V
				Financial intermediary-specific CDSC waivers are also available, see Choosing a Share Class — Financial Intermediary-Specific CDSC Waivers	Distribution Fee: 0.75% Service Fee: 0.25%
Class K	Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)
	Minimum Initial Investment: N/A	None	None	N/A	Plan Administration Services Fee: 0.25%
Class R	Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by financial intermediaries approved by the Distributor
	Minimum Initial Investment: None	None	None	N/A	Series of CFST & CFST I: distribution fee of 0.50% Series of CFST II: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4	Eligibility: Available only to (i) omnibus retirement plans; (ii) trust companies or similar institutions; (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements; (iv) 501(c)(3) charitable organizations; (v)	None	None	N/A	None
20	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors(a); Minimum Initial Investments(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service Fees(d)
529 plans; (vi) health savings accounts; (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent; and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class R4 shares within such platform.
Minimum Initial Investment: None, except in the case of (viii) above, which is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts)
Class R5	Eligibility: Available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans(f); and (iii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class R5 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class R5 shares within such platform.
	Minimum Initial Investment: None	None	None	N/A	None
Class T	Eligibility : Available to the general public (purchasing through a Class T Intermediary) Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts)	Per Transaction: $0–$249,999: 2.50% $250,000– $499,999: 2.00%	None	Waivers : yes,
(i) on Fund distribution reinvestments;
				(ii) on exchanges of Class T shares of the Fund from, at the discretion of Class T Intermediaries, another class of shares of the same Fund held in accounts of Class T Intermediaries, provided that	Distribution and/or Service Fees: 0.25%
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Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors(a); Minimum Initial Investments(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service Fees(d)
$500,000– $999,999: 1.50% $1,000,000 or more: 1.00%	(a) the other share class may only be exchanged for Class T shares if your financial intermediary does not offer that other share class on the intermediary’s commission-based platform, and (b) unless waived in the Distributor’s discretion, shares of the class to be exchanged are held in a networked or omnibus account with the Fund; and
(iii) on purchases within fee-based accounts, provided that the Class T Intermediary has an agreement with the Distributor that specifically authorizes offering Class T shares within the designated fee-based platform.
Financial intermediary-specific waivers are also available, see Choosing a Share Class —Financial Intermediary-Specific Class T Sales Charge Waivers
Class V	Eligibility: Generally closed to new investors(f) Minimum Initial Investment: N/A	5.75% maximum, declining to 0.00% on investments of $1 million or more	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, charged as follows:
• 1.00% CDSC if redeemed within 12 months after purchase and
• 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase	Reductions : yes, see Choosing a Share Class — Reductions/Waivers of Sales Charges – Class A and Class V Shares Front-End Sales Charge Reductions
Waivers: yes, on Fund distribution reinvestments.
				For additional waivers, see Choosing a Share Class — Reductions/Waivers of Sales Charges – Class A and Class V Shares Front-End Sales Charge Waivers, as well as Choosing a Share Class — CDSC Waivers – Class A, Class C and Class V	Service Fee: up to 0.50%
Class Y	Eligibility: Available to (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund(f); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Y shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Y shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds);
	(v) fee-based platforms of financial intermediaries (or the clearing	None	None	N/A	None
22	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors(a); Minimum Initial Investments(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service Fees(d)
intermediary they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Y shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Y shares within such platform and that Fund shares are held in an omnibus account; and (vii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Y shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.
Minimum Initial Investment: No minimum for the eligible investors described in (i), (iii), (iv) and (v) above; $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for the eligible investors described in (vi) above; and $1 million for all other eligible investors, unless waived in the discretion of the Distributor
Class Z	Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; closed to (i) accounts of financial intermediaries that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus group retirement plans, subject to certain exceptions(f)
	Minimum Initial Investment: See Eligibility above	None	None	N/A	None
Prospectus 2017	23

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
(a)	For Columbia Government Money Market Fund, new investments must be made in Class A, Class T, Class Y or Class Z shares, subject to eligibility. Class C and Class R shares of Columbia Government Money Market Fund are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. Columbia Government Money Market Fund offers other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(b)	The minimum initial investment requirement for investment in Class A and Class C shares is $5,000 for each of Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.
(c)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(d)	These are the maximum applicable distribution and/or service fees under the Fund’s Rule 12b-1 plan. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or service fees. Although Class A shares of certain series of CFST I are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Government Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, and up to 0.75% distribution fee on Class C shares. Columbia AMT-Free Intermediate Muni Bond Fund, Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund each pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia AMT-Free Intermediate Muni Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class — Distribution and Service Fees.
(e)	For Columbia Short Term Municipal Bond Fund, a CDSC of 0.50% is charged on certain investments of $500,000 or more redeemed within 12 months after purchase. The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.
(f)	These share classes are closed to new accounts, or closed to previously eligible investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:
•   Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of Fund Class B share dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.
•   Class K Shares. Shareholders who opened and funded a Class K account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.
•   Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.
•   Class V Shares. Shareholders with Class V accounts who received, and have continuously held, Class V shares (formerly named Class T shares, which have no relation to the Fund’s current Class T shares) in connection with the merger of certain Galaxy funds into certain Funds that were then named Liberty funds may continue to make additional purchases of such share class.
•   Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.
•   Class Z Shares. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent, effective March 29, 2013, of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Z account as of close of business on March 28, 2013, and have continuously held Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts. Accounts of financial intermediaries (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms are not permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through Fund distribution reinvestments).
(g)	Timing of conversion will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not charge a CDSC and do not convert to Class A shares.
(h)	If you are eligible to invest in Class A shares without a front-end sales charge, you should discuss your options with your financial intermediary. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.
(i)	There is no CDSC on redemptions from Class C shares of Columbia Government Money Market Fund.
24	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Sales Charges and Commissions
Sales charges, commissions and (discussed in a separate sub-section below) distribution and service fees compensate financial intermediaries (typically your financial advisor) for selling shares to you and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees.
As described in more detail below, Class A, Class T and Class V shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or (Class A shares and Class V shares only) reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class B, Class C and Class R shares of the Fund. Over time, Class B, Class C and Class R shares can incur distribution and service fees that are equal to or more than the front-end sales charge and the distribution and service fees you would pay for Class A shares. Thus, although the full amount of your purchase price of Class B, Class C and Class R shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class B, Class C and Class R shares. Class R4, Class R5, Class Y and Class Z shares of the Fund do not have distribution and/or service fees.
Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares, the amount of the sales charge, and whether you are eligible for reduced or waived sales charges, if available. The differential between classes also will vary depending on the actual investment return for any given investment period. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.
Class A Shares — Front-End Sales Charge
Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund distributions), you will pay a front-end sales charge when you buy Class A shares (other than shares of Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (through the Transfer Agent, rather than through a financial intermediary).
The front-end sales charge you will pay on Class A shares:
■	depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and
■	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).
The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

Prospectus 2017	25

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Class A Shares — Front-End Sales Charge — Breakpoint Schedule*
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Equity Funds, Columbia Adaptive Risk Allocation Fund, Columbia Alternative Beta Fund, Columbia Commodity Strategy Fund, Columbia Diversified Absolute Return Fund and Funds-of-Funds (equity)*	$ 0–$49,999	5.75%	6.10%	5.00%
	$ 50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$ 1,000,000 or more	0.00%	0.00%	0.00% (c)

Fixed Income Funds (except those listed below), Columbia Multi-Asset Income Fund and Funds-of-Funds (fixed income)*	$ 0-$49,999	4.75%	4.99%	4.00%
	$ 50,000–$99,999	4.25%	4.44%	3.50%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$ 1,000,000 or more	0.00%	0.00%	0.00% (c)

Tax-Exempt Funds (other than Columbia Short Term Municipal Bond Fund)	$ 0-$99,999	3.00%	3.09%	2.50%
	$100,000–$249,999	2.50%	2.56%	2.15%
	$250,000–$499,999	1.50%	1.53%	1.25%
	$ 500,000 or more	0.00%	0.00%	0.00% (c)

Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, Columbia Limited Duration Credit Fund, Columbia Mortgage Opportunities Fund, Columbia Total Return Bond Fund, and Columbia U.S. Government Mortgage Fund	$ 0-$99,999	3.00%	3.09%	2.50%
	$100,000–$249,999	2.50%	2.56%	2.15%
	$250,000–$499,999	2.00%	2.04%	1.75%
	$500,000–$999,999	1.50%	1.52%	1.25%
	$ 1,000,000 or more	0.00%	0.00%	0.00% (c)

Columbia Short Term Bond Fund	$ 0-$99,999	1.00%	1.01%	0.75%
	$100,000–$249,999	0.75%	0.76%	0.50%
	$250,000–$999,999	0.50%	0.50%	0.40%
	$ 1,000,000 or more	0.00%	0.00%	0.00% (c)

Columbia Short Term Municipal Bond Fund	$ 0-$99,999	1.00%	1.01%	0.75%
	$100,000–$249,999	0.75%	0.76%	0.50%
	$250,000–$499,999	0.50%	0.50%	0.40%
	$ 500,000 or more	0.00%	0.00%	0.00% (c)

*	The following Funds are not subject to a front-end sales charge or CDSC on Class A shares: Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund. "Funds-of-Funds (equity)" includes Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Moderate Aggressive Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate
26	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Portfolio and Columbia Global Strategic Equity Fund. "Funds-of-Funds (fixed income)" includes Columbia Capital Allocation Conservative Portfolio and Columbia Income Builder Fund. Columbia Balanced Fund, Columbia Flexible Capital Income Fund and Columbia Global Opportunities Fund are treated as equity Funds for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.
Class A Shares — CDSC
In some cases, you'll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.
Tax-Exempt Funds
■	If you purchased Class A shares of any Tax-Exempt Fund (other than Columbia Short Term Municipal Bond Fund and Columbia U.S. Social Bond Fund) without paying a front-end sales charge because your eligible accounts aggregated $500,000 or more at the time of purchase, you will incur a CDSC of 0.75% if you redeem those shares within 12 months after purchase. Subsequent Class A share purchases that bring your aggregate account value to $500,000 or more will also be subject to a CDSC of 0.75% if you redeem those shares within 12 months after purchase.
■	If you purchased Class A shares of Columbia Short Term Municipal Bond Fund without paying a front-end sales charge because your eligible accounts aggregated $500,000 or more at the time of purchase, you will incur a CDSC of 0.50% if you redeem those shares within 12 months after purchase. Subsequent Class A share purchases that bring your aggregate account value to $500,000 or more will also be subject to a CDSC of 0.50% if you redeem those shares within 12 months after purchase.
■	If you purchased Class A shares of Columbia U.S. Social Bond Fund on or after August 8, 2016 without paying a front-end sales charge because your eligible accounts aggregated $500,000 or more at the time of purchase, you will incur a CDSC of 0.75% if you redeem those shares within 12 months after purchase. Subsequent Class A share purchases made on or after August 8, 2016 that bring your aggregate account value to $500,000 or more will also be subject to a CDSC of 0.75% if you redeem those shares within 12 months after purchase. If you purchased Class A shares of Columbia U.S. Social Bond Fund prior to August 8, 2016 without paying a front-end sales charge because your eligible accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase. Subsequent Class A share purchases made prior to August 8, 2016 that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within 18 months after purchase as described in this paragraph.
Taxable Funds
■	If you purchased Class A shares of any Taxable Fund without paying a front-end sales charge because your eligible accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within 18 months after purchase as described in the previous sentence.
Class A Shares — Commissions
The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge above.
Prospectus 2017	27

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedule:

Class A Shares of Tax-Exempt Funds — Commission Schedule (Paid by the Distributor to Financial Intermediaries)
Purchase Amount	Commission Level* (as a % of net asset value per share)
$500,000 – $3,999,999	0.75%**
$4 million – $19,999,999	0.50%
$20 million or more	0.25%
*	The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 0.75% on the first $3,999,999 and 0.50% on the balance.
**	The commission level on purchases of Class A shares of Columbia Short Term Municipal Bond Fund is: 0.50% on purchases of $500,000 to $19,999,999 and 0.25% on purchases of $20 million or more.

Class A Shares of Taxable Funds — Commission Schedule (Paid by the Distributor to Financial Intermediaries)*
Purchase Amount	Commission Level** (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%
*	Not applicable to Funds that do not assess a front-end sales charge.
**	The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.
Class B Shares — Sales Charge
The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed).
You would not have paid a front-end sales charge when you bought Class B shares, but typically you could have paid a CDSC when you sold Class B shares. See Class B Shares — CDSC immediately below for more information.
Class B Shares — CDSC
Typically, unless you qualified for a waiver (e.g., you purchased shares through reinvested Fund distributions), you would have paid a CDSC if you sold Class B shares (based on how long you held your shares, with the CDSC generally declining each year until there was no sales charge). However, the Fund's current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Except for Class B shares of Columbia Short Term Municipal Bond Fund, which are not subject to a CDSC and do not convert to Class A shares, Class B shares of the other Funds automatically convert to Class A shares after eight years.
Class B Shares — Commissions
The Distributor paid an up-front commission directly to your financial intermediary when you bought Class B shares (a portion of this commission may have been paid to your financial advisor).
This up-front commission, which varies across the Funds, was up to 4.00% of the NAV per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund, and up to 2.75% of the NAV per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through annual distribution fees it receives under the Fund's distribution plan as well as from any applicable CDSC you paid when you sold your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.
28	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Class B Shares — Automatic Conversion to Class A Shares
Except for Class B shares of Columbia Short Term Municipal Bond Fund which do not convert to Class A shares, Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund. In general, Class B shares convert to Class A shares after you have owned the shares for eight years. For details and related information about how the Funds' Class B shares convert to Class A shares, see Appendix S to the SAI.
Class C Shares — Front-End Sales Charge
You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares. If you are eligible to invest in Class A shares without a front-end sales charge, you should discuss your options with your financial intermediary. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.
Class C Shares — CDSC
You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. Class C shares of Columbia Government Money Market Fund are not subject to a CDSC. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
Class C Shares — Commissions
Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares (except on purchases of Class C shares of Columbia Government Money Market Fund). A portion of this commission may be paid to your financial advisor. The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.
Class T Shares — Front-End Sales Charge
Different financial intermediaries may offer Class T shares with different front-end sales charge structures. This differs from other Fund share classes, which have fixed sales charge structures. As of the date of this prospectus, Class T shares are offered with only one sales charge structure, which means that all financial intermediaries that are offering Class T shares (Class T Intermediaries) are offering the same pricing. For convenience, these Class T Intermediaries are referred to as Category One Financial Intermediaries. Financial intermediaries may seek to offer Class T shares under a different pricing structure and, as a result, other categories of Class T Intermediaries may be added in the future.
The front-end sales charge applicable to Class T shares is a per-transaction charge, meaning that the separate orders will not be aggregated for purposes of calculating the rate of the sales charge payable, which is different from other Fund share classes with a front-end sales charge. Unless your purchase qualifies for a waiver, you will pay a front-end sales charge on each purchase of Class T shares based on the amount of each purchase transaction. As with all front-end sales charges, this will result in a smaller dollar amount being invested in the Fund than the purchase price you pay. No discounts (for example, under a right of accumulation, letter of intent, or other such programs) are available for Class T shares. For information about sales charge waivers, see Choosing a Share Class — Reductions/Waivers — Class T Sales Charge Waivers below.

Prospectus 2017	29

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Class T Shares — Front-End Sales Charge (Per Transaction)
Breakpoint Schedule For:	Dollar amount of shares bought	Sales charge as a % of the offering price(a)	Sales charge as a % of the net amount invested(a)	Amount retained by or paid to Financial Intermediaries as a % of the offering price
Class T Shares (Purchasing through a Category One Financial Intermediary)	$ 0–$249,999	2.50%	2.56%	2.50%
	$250,000–$499,999	2.00%	2.04%	2.00%
	$500,000–$999,999	1.50%	1.53%	1.50%
	$ 1,000,000 or more	1.00%	1.01%	1.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
Class V Shares — Front-End Sales Charge
Unless you qualify for a waiver (e.g., you purchase shares through reinvested Fund distributions), you will pay a front-end sales charge when you buy Class V shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. For more information about sales charge waivers (as well as sales charge reduction opportunities), see Choosing a Share Class — Reductions/Waivers of Sales Charges.
The front-end sales charge you will pay on Class V shares:
■	depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and
■	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you notify your financial intermediary or, in the case of Direct-at-Fund accounts (as defined below), you notify the Fund).

Class V Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to Financial Intermediaries as a % of the offering price
Equity Funds	$ 0–$49,999	5.75%	6.10%	5.00%
	$ 50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	2.75%
	$250,000–$499,999	2.50%	2.56%	2.00%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$ 1,000,000 or more	0.00%	0.00%	0.00% (c)

Fixed Income Funds	$ 0–$49,999	4.75%	4.99%	4.25%
	$ 50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	2.75%
	$250,000–$499,999	2.50%	2.56%	2.00%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$ 1,000,000 or more	0.00%	0.00%	0.00% (c)

30	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	For more information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class V shares, see Class V Shares — Commissions below.
Class V Shares — CDSC
In some cases, you will pay a CDSC if you sell Class V shares that you bought without a front-end sales charge.
■	If you purchased Class V shares without a front-end sales charge because your eligible accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.
■	Subsequent Class V share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.
Class V Shares — Commissions
The Distributor may pay your financial intermediary an up-front commission when you buy Class V shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class V Shares — Front-End Sales Charge.
The Distributor may also pay your financial intermediary a cumulative commission when you buy $1 million or more of Class V shares, according to the following schedule:

Class V Shares — Commission Schedule (Paid by the Distributor to Financial Intermediaries)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%
Reductions/Waivers of Sales Charges
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary.
Class A and Class V Shares Front-End Sales Charge Reductions
There are two other ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A shares or Class V shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.
First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share.
Prospectus 2017	31

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members' ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.
Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares or Class V shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.
You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a financial intermediary's failure to apply the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.
FUNDamentals
Your “Immediate Family” and Account Value Aggregation
For purposes of obtaining a breakpoint discount for Class A shares or Class V shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.
Eligible Accounts
The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class V or Class Z shares of a Fund, or non-retirement plan accounts invested in Class R4 or Class R5 shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your
32	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.
The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class K, Class R, Class T or Class Y shares of a Fund; and retirement plan accounts invested in Class R4 or Class R5 shares of a Fund.
Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Funds may be included in account value aggregation.
Class A Shares Front-End Sales Charge Discounts Available at Merrill Lynch:
The following information is provided by Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill Lynch) and it applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Merrill Lynch (not available to Direct-at-Fund accounts, as defined below):
Merrill Lynch makes available breakpoint discounts on Class A shares of the Fund through:
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Class A and Class V Shares Front-End Sales Charge Waivers
There are no front-end sales charges on reinvested Fund distributions. The Distributor may waive front-end sales charges on purchases of Class A and Class V shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers and certain retirement and employee benefit plans (see the SAI’s Appendix S for details). The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund; and (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform. For a more complete description of categories of investors who may purchase Class A and Class V shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class V shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.
Financial Intermediary-Specific Class A Sales Charge Waivers
In addition to front-end sales charge waivers on Class A shares described above, financial intermediaries may make available their own (i.e., financial intermediary-specific) sales charge waivers. The following financial intermediary-specific sales charge waivers are available for Class A shares purchases if you have an account with or otherwise purchase Fund shares through the particular financial intermediary’s platform (not available to Direct-at-Fund accounts, as defined below):
Prospectus 2017	33

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Class A Shares Front-End Sales Charge Waivers Available at Merrill Lynch:
The following information is provided by Merrill Lynch:
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account
■	Shares purchased by or through a 529 Plan
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)
■	Shares exchanged for Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

Class T Sales Charge Waivers
There is no front-end sales charge on (i) reinvested Fund distributions; (ii) exchanges of Class T shares of the Fund from, at the discretion of Class T Intermediaries, another class of shares of the same Fund held in accounts of Class T Intermediaries, provided that (a) the other share class may only be exchanged for Class T shares if your financial intermediary does not offer that other share class on the intermediary’s commission-based platform and (b), unless waived in the Distributor’s discretion, shares of the class to be exchanged are held in a networked or omnibus account with the Fund; and (iii) purchases within fee-based accounts, provided that the Class T Intermediary has an agreement with the Distributor that specifically contemplates offering Class T shares within the designated fee-based platform. Financial intermediary-specific waivers are also available – see Financial Intermediary-Specific Class T Sales Charge Waivers immediately below.
Financial Intermediary-Specific Class T Sales Charge Waivers
In addition to the front-end sales charge waivers on Class T shares described above, financial intermediaries may make available their own (i.e., financial intermediary-specific) sales charge waivers. The following financial intermediary-specific sales charge waivers are available for Class T share purchases if you have an account with or otherwise purchase Fund shares through the particular financial intermediary’s platform:
34	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Class T Shares Front-End Sales Charge Waivers Available Through a Transactional Brokerage Account:
The following information is provided by Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management):
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however these plans are eligible to purchase Class T shares through a transactional brokerage account.
■	Morgan Stanley Wealth Management employee and employee-related accounts according to Morgan Stanley’s account linking rules.
■	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by Morgan Stanley Wealth Management.

CDSC Waivers – Class A, Class C and Class V
You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class C or Class V shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder's death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70½; in connection with the Fund's Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions or situations. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class C or Class V shares, see Appendix S to the SAI.
Financial Intermediary-Specific CDSC Waivers
In addition to the CDSC waivers described above, financial intermediaries may make available their own (i.e., financial intermediary-specific) CDSC waivers. The following are available financial intermediary-specific CDSC waivers if you have an account with or otherwise purchase Fund shares through the particular financial intermediary’s platform (not available to Direct-at-Fund accounts, as defined below):
CDSC Waivers on Class A, B and C Shares Available at Merrill Lynch:
The following information is provided by Merrill Lynch:
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following CDSC waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
■	Shares redeemed following the death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in this prospectus
■	Redemptions that constitute a return of excess contributions from an IRA
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	There will be no CDSC charged on the sale of Fund shares acquired through a right of reinstatement
■	The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only)

Prospectus 2017	35

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Repurchases (Reinstatements)
As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class without paying an otherwise applicable sales charge and/or CDSC (other than redemptions from Columbia Government Money Market Fund unless purchased via an exchange from another Fund) within 90 days, up to the amount of the redemption proceeds.

Repurchases (Reinstatements)
Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class B	Class A
Class C	Class C
Class V	Class V
Any CDSC paid upon redemption of your Class A, Class C or Class V shares of a Fund will not be reimbursed.
To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.
Restrictions and Changes in Terms and Conditions
Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix S of the SAI for more information about sales charge waivers.
Distribution and Service Fees
The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.
The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75% (d)	0.25%	1.00% (b)
Class C	0.75% (c)(e)	0.25%	1.00% (b)
Class K	None	None (f)	None (f)
Class R (series of CFST and CFST I)	0.50%	— (g)	0.50%
Class R (series of CFST II)	up to 0.50%(c)	up to 0.25%	0.50% (g)
Class R4	None	None	None
36	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
	Distribution Fee	Service Fee	Combined Total
Class R5	None	None	None
Class T	up to 0.25%(c)	up to 0.25%	0.25%
Class V	None	up to 0.50%(h)	up to 0.50%(h)
Class Y	None	None	None
Class Z	None	None	None
(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Series of CFST	—	—	0.25%; these Funds pay a combined distribution and service fee
Series of CFST II (other than Columbia Government Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Government Money Market Fund	—	—	0.10%
Columbia AMT-Free Oregon Intermediate Muni Bond Fund, Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Disciplined Small Core Fund, Columbia Dividend Income Fund, Columbia Global Technology Growth Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Growth Fund I, Columbia Total Return Bond Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may
pay distribution and service fees
up to a maximum of 0.35% of their
average daily net assets
attributable to Class A shares
(comprised of up to 0.10% for
distribution services and up to
0.25% for shareholder liaison
services) but currently limit such
fees to an aggregate fee of not
more than 0.25% for
			Class A shares
Columbia Adaptive Risk Allocation Fund, Columbia Alternative Beta Fund, Columbia AMT-Free Connecticut Intermediate Muni Bond Fund, Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund, Columbia AMT-Free New York Intermediate Muni Bond Fund, Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Diversified Absolute Return Fund, Columbia Diversified Real Return Fund, Columbia Emerging Markets Fund, Columbia Global Dividend Opportunity Fund, Columbia Global Energy and Natural Resources Fund, Columbia Greater China Fund, Columbia Multi-Asset Income Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Small Cap Value Fund I, Columbia Strategic Income Fund, Columbia U.S. Social Bond Fund, Columbia U.S. Treasury Index Fund	—	0.25%	0.25%
Columbia AMT-Free Intermediate Muni Bond Fund, Columbia High Yield Municipal Fund, Columbia Tax-Exempt Fund	—	0.20%	0.20%
(b)	The service fees for Class A, Class B and Class C shares of certain Funds vary. The annual service fee for Class A, Class B and Class C shares of Columbia AMT-Free Intermediate Muni Bond Fund, Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund may equal up to 0.20% of the average daily NAV of all shares of such Fund class. The annual distribution fee for Class B and Class C shares for Columbia AMT-Free Intermediate Muni Bond Fund shall be 0.65% of the average daily net assets of the Fund's Class B and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Government Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. The Distributor has currently agreed not to be reimbursed by the Fund for 0.10% of the 0.85% fee for Class B shares of Columbia Government Money Market Fund. The Distributor has voluntarily agreed to waive the service fee for Class A, Class B and Class C shares of Columbia U.S. Treasury Index Fund so that the service fee does not exceed 0.15% annually. This arrangement may be modified or terminated by the Distributor at any time.
(c)	Fee amounts noted apply to all Funds other than Columbia Government Money Market Fund, which, for each of Class A and Class T shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has currently agreed not to be reimbursed by the Fund for 0.25% of the 0.50% fee for Class R shares of Columbia Government Money Market Fund. The Distributor has
Prospectus 2017	37

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
voluntarily agreed to waive the 12b-1 fees it receives from Class A, Class C, Class R and Class T shares of Columbia Government Money Market Fund. This arrangement may be modified or terminated by the Distributor at any time. Compensation paid to financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee it receives from Class B shares of Columbia Short Term Bond Fund so that the distribution fee does not exceed 0.30% annually. This arrangement may be modified or terminated by the Distributor at any time.
(e)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.45% for Columbia AMT-Free Connecticut Intermediate Muni Bond Fund, Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund, Columbia AMT-Free New York Intermediate Muni Bond Fund, Columbia AMT-Free Oregon Intermediate Muni Bond Fund, Columbia California Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.60% for Columbia Corporate Income Fund and Columbia Short Term Bond Fund; 0.65% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; and 0.70% for Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(f)	Under a plan administration services agreement, the Funds' Class K shares pay for plan administration services. These fees for Class K shares are not paid pursuant to a 12b-1 plan. See Class K Plan Administration Services Fee below for more information.
(g)	Class R shares of series of CFST and CFST I pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. Series of CFST II have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of series of CFST II, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(h)	The shareholder servicing fees for Class V shares are up to 0.50% of average daily net assets attributable to Class V shares for equity Funds and 0.40% for fixed income Funds. In general, the Funds currently limit such fees to a maximum of 0.25% for equity Funds and 0.15% for fixed-income Funds. These fees for Class V shares are not paid pursuant to a 12b-1 plan. See Class V Shareholder Service Fees below for more information.
The distribution and/or service fees for Class A, Class B, Class C, Class R and Class T shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.
For Class A (with the exception noted in the next sentence), Class B, Class R and Class T shares, the Distributor begins to pay these fees immediately after purchase. For Class A shares (if purchased as part of a purchase of shares of $1 million or more for Taxable Funds or $500,000 or more for Tax-Exempt Funds) and for Class C shares (with the exception noted in the next sentence), the Distributor begins to pay these fees 12 months after purchase. For Class C shares, financial intermediaries may opt to decline payment of a sales commission and instead may receive these fees immediately after purchase. For Class B shares and for the first 12 months following the sale of Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial intermediaries and to pay for other distribution related expenses.
Series of CFST II. The maximum fee for services under the distribution and/or shareholder servicing plan for series of CFST II is the lesser of the amount of reimbursable expenses and the fee rates in the table above. If a share class of a series of CFST II has no reimbursable distribution or shareholder servicing expenses, it will suspend the payment of any such fee.
If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.
Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.
Class K Plan Administration Services Fee
Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and
38	Prospectus 2017

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class. These fees for Class K shares are not paid pursuant to a 12b-1 plan. The Distributor pays these fees as applicable.
Class V Shareholder Services Fees
The Funds that offer Class V shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class V shareholders by their financial intermediaries. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% for equity Funds and not more than 0.15% for fixed income Funds. The Distributor begins to pay these fees immediately after purchase for purchases up to $1 million, for purchases of $1 million or more the Distributor will begin to pay these fees 12 months after purchase. These fees for Class V shares are not paid pursuant to a 12b-1 plan. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the financial intermediaries to the extent necessary to prevent net investment income from falling below 0% on a daily basis. If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other intermediary, shareholder services fees may be retained by the Distributor as payment or reimbursement for incurring certain shareholder service related expenses.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates may at times make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above, or in larger amounts, when dealing with certain financial intermediaries. Such increased payments may enable such financial intermediaries to offset credits that they may provide to customers. Not all financial intermediaries receive Marketing Support Payments. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares, although such payments are made to Bank of America Corporation with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Select International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund pays the
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Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Transfer Agent a per account fee or a percentage of the average aggregate value of shares per annum maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a channel-specific or share class-specific cap established by the Board from time to time. Fee amounts in excess of the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates. For Class Y shares, the Transfer Agent does not pay financial intermediaries for Shareholder Services, and the Fund does not compensate the Transfer Agent for any Shareholder Services provided by financial intermediaries.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the Securities and Exchange Commission (the SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor, the Investment Manager or their affiliates have agreed to make Marketing Support Payments and pay Shareholder Services fees.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.
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Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares
Share Price Determination
The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of a specified time.
FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued primarily using a market-based price obtained from a pricing service, if available. Investments in other open-end funds are valued at their published NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund's Board.
If a market price is not readily available or is deemed not to reflect market value, the Fund will determine the price of a portfolio security based on a determination of the security's fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value
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Buying, Selling and Exchanging Shares (continued)
of the security. To the extent the Fund has significant holdings of small cap stocks, high-yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Transaction Rules and Policies
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.
Order Processing
Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day's NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
“Good Form”
An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.
Medallion Signature Guarantees
The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.
A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion
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Buying, Selling and Exchanging Shares (continued)
Signature Program (MSP). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.
Customer Identification Program
Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.
Small Account Policy — Class A, Class B, Class C, Class T, Class V and Class Z Share Accounts Below the Minimum Account Balance
The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. The minimum account balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia Absolute Return Currency and Income Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class K, Class R, Class R4, Class R5 and Class Y	None
If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan (described below). For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
The Fund also may sell your Fund shares if your financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.
Small Account Policy — Class A, Class B, Class C, Class T, Class V and Class Z Share Accounts Minimum Balance Fee
If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to
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Buying, Selling and Exchanging Shares (continued)
offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. You can contact the Transfer Agent by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809. You can also visit the Funds' website at columbiathreadneedle.com/us.
The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.
Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee
The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class K, Class R, Class R4, Class R5 and Class Y shares; shareholders holding their shares through financial intermediary networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.
Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts
The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders— The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including exchange purchase orders, involving any Fund.
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Buying, Selling and Exchanging Shares (continued)
For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices— The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices;
■	increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign
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Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk bonds”), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Government Money Market Fund) and disrupting portfolio management strategies, Columbia Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), Columbia Government Money Market Fund has no limits on purchase or exchange transactions. In addition, Columbia Government Money Market Fund reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.
Opening an Account and Placing Orders
We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online (except that purchases of Class T shares must be made through a Class T Intermediary).
The Funds are generally available directly(except for Class T shares) and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may exchange or sell shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.
Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.
Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule
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Buying, Selling and Exchanging Shares (continued)
12b-1 fee, may be required to pay a commission to the broker/financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.
The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.
Direct-At-Fund Accounts (Accounts Established Directly with the Fund)
You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares or, with the exception of Class T shares, you or your financial intermediary may establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts).
To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedle.com/us or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.
Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.
You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.
Written Transactions – Direct-at-Fund Accounts
If you have a Direct-at-Fund account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.
Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.
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Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.
Telephone Transactions – Direct-at-Fund Accounts
For Class A, Class B, Class C, Class R, Class V, Class Y and Class Z shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.
You can sell Fund shares via the telephone and receive redemption proceeds: by electronic funds transfer or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account; or by wire, subject to a maximum of $3 million of shares per day, per Fund account. You can buy up to a maximum of $100,000 of shares per day, per Fund account through your bank account as an Automated Clearing House (ACH) transaction via the telephone. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.
Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.
Online Transactions – Direct-at-Fund Accounts
For Class A, Class B, Class C, Class R, Class V, Class Y and Class Z shares, if you have a Direct-at-Fund account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. You can also go to www.investor.columbiathreadneedleus.com to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders.
Wire Transactions – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class V, Class Y and Class Z shares of a Fund or redeem Class B shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $3 million per day, per Fund account.
Electronic Funds Transfer – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class V, Class Y and Class Z shares of a Fund or redeem Class B shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account up to and including an aggregate of $100,000 of shares per day, per Fund account by calling the Transfer Agent at 800.422.3737. Prior to your request, you must establish this feature with the Transfer Agent by calling 800.422.3737 to obtain the necessary forms. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.
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Buying, Selling and Exchanging Shares (continued)
Buying Shares
Eligible Investors
Class A Shares
Class A shares are available to the general public for investment.
Class B Shares (Closed)
The Funds no longer accept investments from new or existing investors in Class B shares, except that existing investors in Class B shares may purchase additional Class B shares under the following two limited circumstances (Qualifying Transactions):
■	Fund Class B dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund.
■	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.
Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).
Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a financial intermediary through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class— Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your financial intermediary may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares. Please consult your financial intermediary to understand their policy.
Purchase orders for Class B shares that are not a Qualifying Transaction, submitted by such shareholder's financial intermediary through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their financial intermediary if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.
Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.
Class C Shares
Class C shares are available to the general public for investment.
Class K Shares (Closed)
Class K shares are closed to new investors and new accounts, subject to certain limited exceptions described below.
Only shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level. An order to purchase Class K shares received by the Fund or the
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Buying, Selling and Exchanging Shares (continued)
Transfer Agent that does not meet these requirements will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the financial intermediary, as appropriate, without interest.
Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized financial intermediary.
Class R Shares
Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by financial intermediaries approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.
Class R4 Shares
Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class R4 shares within such platform.
Class R5 Shares
Class R5 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; and (iii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class R5 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class R5 shares within such platform. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts for such pre-existing programs and add new shareholders in the program.
Class T Shares
Class T shares are available to the general public. Class T shares must be purchased through a Class T Intermediary (as defined above).
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Class V Shares
Class V shares are available only to investors who received (and who have continuously held) Class V shares (formerly named Class T shares, which have no relation to a Fund’s current Class T shares) in connection with the merger of certain Galaxy funds into certain Funds that were then named Liberty funds.
Class Y Shares
Class Y shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Y shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Y shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Y shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Y shares within such platform and that Fund shares are held in an omnibus account; and (vii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Y shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.
Class Z Shares
Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.
Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Z shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.
Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.
Additional Eligible Investors
In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.
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Buying, Selling and Exchanging Shares (continued)
Minimum Initial Investments
The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.
The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Minimum Initial Investments
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100 (b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100 (c)
Group retirement plans	None	N/A
Columbia Absolute Return Currency and Income Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class K, Class R and Class R5	None	N/A
Class Y	$0, $1,000, $2,000 or $1 million(d)	$100 (d)
Class R4 and Class Z	$0, $1,000 or $2,000(e)	$100 (e)
(a)	If your Class A, Class B, Class C, Class V, Class R4, Class Y or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.
(b)	Columbia Government Money Market Fund — $2,000
(c)	Columbia Government Money Market Fund — $1,000
(d)	There is no minimum initial investment in Class Y shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); and fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Y shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Y shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Y shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Y shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Y shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Y shares within such platform; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Y shares and provided that Fund shares are held in an omnibus account. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Y investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.
(e)	The minimum initial investment in Class R4 shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class R4 shares within such platform; for all other eligible Class R4 share investors (see Buying Shares – Eligible Investors – Class R4 Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See — Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.
Additional Information about Minimum Initial Investments
The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.
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Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.
Class Z Shares Minimum Initial Investments
There is no minimum initial investment in Class Z shares for the following categories of eligible investors:
■	Any health savings account sponsored by a third party platform.
■	Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.
The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:
■	Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Z shares within such platform.
■	Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Z shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares. If Class Z shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Z shares; be prepared to provide proof thereof.
The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:
■	Investors (except investors in individual retirement accounts (IRAs)) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Z shares within such platform.
■	Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Z shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares. If Class Z shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Z shares; be prepared to provide proof thereof.
■	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.
■	Bank trust departments that assess their clients an asset-based fee.
■	Certain other investors as set forth in more detail in the SAI.
Systematic Investment Plan
The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, the Systematic Investment Plan is confirmed on your quarterly account statement.
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Dividend Diversification
Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares, but not Class T shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.
Other Purchase Rules You Should Know
■	Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies.
■	You generally buy Class A, Class T and Class V shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.
■	You buy Class C, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares at NAV per share because no front-end sales charge applies to purchases of these share classes.
■	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund does not receive payment within three business days of receiving your purchase order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.
■	Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Fund receives your money on time.
■	Shares purchased are recorded on the books of the Fund. The Fund does not issue certificates.
Selling Shares
When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested.
Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.
Systematic Withdrawal Plan
The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class B, Class C, Class R4, Class R5, Class T, Class V, Class Y and Class Z share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.
You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually withdraw your entire investment.
Check Redemption Service (for Columbia Government Money Market Fund)
Class A and Class Z shares of Columbia Government Money Market Fund (which is not offered in this prospectus) offer check writing privileges. If you have $2,000 in Columbia Government Money Market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your Columbia Government Money Market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into Columbia
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Government Money Market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your Columbia Government Money Market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.
In-Kind Redemptions
The Fund reserves the right to honor redemption orders with in kind distributions of Fund portfolio securities instead of cash. In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash.
Redemption of Newly Purchased Shares
You may not redeem shares for which the Fund has not yet received payment. If you pay for shares by check or electronically by ACH and your purchase payment is not guaranteed, it may take up to 10 calendar days to clear. Only shares that have been held in your account for 10 calendar days after the trade date of the purchase will be considered to be in “good form” for redemption (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.
Other Redemption Rules You Should Know
■	Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the Fund’s next calculated NAV per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.
■	If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your financial intermediary receives your order in “good form.”
■	If you sell your shares through a financial intermediary, the Funds will normally send the redemption proceeds by Fedwire within three business days after the Transfer Agent or your financial intermediary receives your order in “good form.”
■	No interest will be paid on uncashed redemption checks.
■	The Funds can suspend redemptions and/or delay payment of redemption proceeds for up to seven days; the Funds can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.
■	For broker-dealer and wrap fee accounts: The Fund reserves the right to redeem your shares if your account falls below the Fund's minimum initial investment requirement. The Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.
■	Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.
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Buying, Selling and Exchanging Shares (continued)
Exchanging Shares
Except for Class T shares, which are not exchangeable for another share class of any Fund, you can generally sell shares of your Fund to buy shares of another Fund(subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging.
Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.
You may be subject to a sales charge if you exchange from Columbia Government Money Market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.
Systematic Exchanges
You may buy Class A, Class C, Class V, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.
Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.
Other Exchange Rules You Should Know
■	Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form.”
■	Once the Fund receives your exchange request, you cannot cancel it after the market closes.
■	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.
■	Shares of the purchased Fund may not be used on the same day for another exchange or sale.
■	If you exchange shares from Class A shares of Columbia Government Money Market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of Columbia Government Money Market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of Columbia Government Money Market Fund or Class A shares of any other Fund.
■	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time you purchased such shares. For example, if you invest in Columbia Government Money Market Fund (or any other Fund that does not impose a front end sales charge) and then you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.
■	If you purchased Class A shares of a non-money market Fund (and paid any applicable sales charge) and you then exchange those shares into Columbia Government Money Market Fund, you may exchange that amount to Class A of another Fund, including dividends earned on that amount, without paying a sales charge.
■	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.
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Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
■	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial intermediary for more information.
■	You generally may make an exchange only into a Fund that is accepting investments.
■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
■	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.
■	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.
■	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Z Shares for details.
■	You may generally exchange Class V shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class V shares. Class V shares exchanged into Class A shares cannot be exchanged back into Class V shares.
■	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.
Same-Fund Exchange Privilege
Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their financial intermediaries to learn more about the details of the exchange privilege.
Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.
Prospectus 2017	57

Columbia Real Estate Equity Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the Fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	Quarterly
Distributions	Quarterly
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.
For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.
Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as
58	Prospectus 2017

Columbia Real Estate Equity Fund
Distributions and Taxes (continued)
“buying a dividend.” To avoid “buying a dividend,” before you invest check the Fund's distribution schedule, which is available at the Funds' website and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.
Taxes
You should be aware of the following considerations applicable to all Funds (unless otherwise noted):
■	The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.
■	Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.
■	Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.
■	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.
■	If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.
■	Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer's modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer's “net investment income.”
Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale, redemption or exchange of shares of the Fund.
■	Certain derivative instruments when held in the Fund's portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
■	Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term gain or loss, as described further in the SAI.
■	Income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for
Prospectus 2017	59

Columbia Real Estate Equity Fund
Distributions and Taxes (continued)
U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.
■	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.
■	For sales, redemptions and exchanges of shares that were acquired in a non-qualified account after 2011, the Fund generally is required to report to shareholders and the Internal Revenue Service (IRS) cost basis information with respect to those shares. The Fund uses average cost basis as its default method of calculating cost basis. For more information regarding average cost basis reporting, other available cost basis methods, and selecting or changing to a different cost basis method, please see the SAI, columbiathreadneedle.com/us, or contact the Fund at 800.345.6611. If you hold Fund shares through a financial intermediary (e.g., a brokerage firm), you should contact your financial intermediary to learn about its cost basis reporting default method and the reporting elections available to your account.
■	The Fund is required by federal law to withhold tax on any taxable or tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct TIN or have not certified to the Fund that withholding does not apply, the IRS has notified us that the TIN listed on your account is incorrect according to its records, or the IRS informs the Fund that you are otherwise subject to backup withholding.
FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
60	Prospectus 2017

Columbia Real Estate Equity Fund
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. Because Class Y shares of the Fund had not commenced operations prior to the Fund’s fiscal year end, no financial highlights are provided for this class. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

	Year Ended December 31,
Class A	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.30	$15.95	$12.98	$14.35	$12.69
Income from investment operations:
Net investment income	0.22	0.21	0.20	0.16	0.21
Net realized and unrealized gain (loss)	0.54	0.42	3.54	(0.20)	1.92
Total from investment operations	0.76	0.63	3.74	(0.04)	2.13
Less distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.20)	(0.17)	(0.21)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.69)	(1.28)	(0.77)	(1.33)	(0.47)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00 (a)
Net asset value, end of period	$15.37	$15.30	$15.95	$12.98	$14.35
Total return	4.99%	4.32%	29.08%	(0.37%)	16.92%
Ratios to average net assets(b)
Total gross expenses	1.24%	1.25%	1.24%	1.28%	1.31% (c)
Total net expenses(d)	1.24% (e)	1.25% (e)	1.24% (e)	1.28% (e)	1.30% (c)(e)
Net investment income	1.43%	1.33%	1.38%	1.07%	1.49%
Supplemental data
Net assets, end of period (in thousands)	$115,826	$123,136	$131,148	$105,995	$112,410
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
Prospectus 2017	61

Columbia Real Estate Equity Fund
Financial Highlights (continued)
	Year Ended December 31,
Class B	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.34	$15.99	$13.01	$14.38	$12.71
Income from investment operations:
Net investment income	0.10	0.06	0.08	0.04	0.10
Net realized and unrealized gain (loss)	0.54	0.45	3.56	(0.19)	1.94
Total from investment operations	0.64	0.51	3.64	(0.15)	2.04
Less distributions to shareholders:
Net investment income	(0.11)	(0.09)	(0.09)	(0.06)	(0.11)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.57)	(1.16)	(0.66)	(1.22)	(0.37)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00 (a)
Net asset value, end of period	$15.41	$15.34	$15.99	$13.01	$14.38
Total return	4.20%	3.52%	28.14%	(1.13%)	16.10%
Ratios to average net assets(b)
Total gross expenses	1.99%	2.00%	1.99%	2.03%	2.05% (c)
Total net expenses(d)	1.99% (e)	2.00% (e)	1.99% (e)	2.03% (e)	2.05% (c)(e)
Net investment income	0.62%	0.38%	0.53%	0.26%	0.68%
Supplemental data
Net assets, end of period (in thousands)	$726	$1,227	$2,732	$3,559	$5,341
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
62	Prospectus 2017

Columbia Real Estate Equity Fund
Financial Highlights (continued)
	Year Ended December 31,
Class C	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.30	$15.95	$12.98	$14.34	$12.68
Income from investment operations:
Net investment income	0.11	0.09	0.09	0.04	0.10
Net realized and unrealized gain (loss)	0.53	0.42	3.54	(0.18)	1.93
Total from investment operations	0.64	0.51	3.63	(0.14)	2.03
Less distributions to shareholders:
Net investment income	(0.11)	(0.09)	(0.09)	(0.06)	(0.11)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.57)	(1.16)	(0.66)	(1.22)	(0.37)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00 (a)
Net asset value, end of period	$15.37	$15.30	$15.95	$12.98	$14.34
Total return	4.21%	3.53%	28.13%	(1.08%)	16.06%
Ratios to average net assets(b)
Total gross expenses	1.99%	2.00%	1.99%	2.03%	2.06% (c)
Total net expenses(d)	1.99% (e)	2.00% (e)	1.99% (e)	2.03% (e)	2.05% (c)(e)
Net investment income	0.68%	0.56%	0.62%	0.30%	0.72%
Supplemental data
Net assets, end of period (in thousands)	$16,965	$18,523	$21,155	$18,045	$21,001
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
Prospectus 2017	63

Columbia Real Estate Equity Fund
Financial Highlights (continued)
	Year Ended December 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.36	$16.01	$13.03	$14.39	$12.72
Income from investment operations:
Net investment income	0.35	0.28	0.25	0.22	0.27
Net realized and unrealized gain (loss)	0.48	0.42	3.56	(0.18)	1.93
Total from investment operations	0.83	0.70	3.81	0.04	2.20
Less distributions to shareholders:
Net investment income	(0.30)	(0.28)	(0.26)	(0.24)	(0.27)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.76)	(1.35)	(0.83)	(1.40)	(0.53)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00 (a)
Net asset value, end of period	$15.43	$15.36	$16.01	$13.03	$14.39
Total return	5.41%	4.78%	29.61%	0.21%	17.48%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.80%	0.80%	0.80%	0.84% (c)
Total net expenses(d)	0.81%	0.80%	0.80%	0.80%	0.84% (c)
Net investment income	2.21%	1.79%	1.70%	1.47%	1.95%
Supplemental data
Net assets, end of period (in thousands)	$108,749	$33,308	$45,809	$46,560	$70,213
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
64	Prospectus 2017

Columbia Real Estate Equity Fund
Financial Highlights (continued)
	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.34	$15.99	$13.02	$14.38	$12.72
Income from investment operations:
Net investment income	0.25	0.23	0.22	0.19	0.23
Net realized and unrealized gain (loss)	0.54	0.42	3.54	(0.19)	1.93
Total from investment operations	0.79	0.65	3.76	—	2.16
Less distributions to shareholders:
Net investment income	(0.25)	(0.23)	(0.22)	(0.20)	(0.24)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.71)	(1.30)	(0.79)	(1.36)	(0.50)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00 (a)
Net asset value, end of period	$15.42	$15.34	$15.99	$13.02	$14.38
Total return	5.18%	4.46%	29.17%	(0.10%)	17.09%
Ratios to average net assets(b)
Total gross expenses	1.10%	1.10%	1.10%	1.10%	1.13% (c)
Total net expenses(d)	1.10%	1.10%	1.10%	1.10%	1.13% (c)
Net investment income	1.60%	1.48%	1.50%	1.26%	1.64%
Supplemental data
Net assets, end of period (in thousands)	$54	$52	$58	$72	$74
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
Prospectus 2017	65

Columbia Real Estate Equity Fund
Financial Highlights (continued)
	Year Ended December 31,
Class R	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.29	$15.94	$12.97	$14.34	$12.67
Income from investment operations:
Net investment income	0.19	0.17	0.17	0.13	0.17
Net realized and unrealized gain (loss)	0.53	0.42	3.53	(0.21)	1.94
Total from investment operations	0.72	0.59	3.70	(0.08)	2.11
Less distributions to shareholders:
Net investment income	(0.19)	(0.17)	(0.16)	(0.13)	(0.18)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.65)	(1.24)	(0.73)	(1.29)	(0.44)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00 (a)
Net asset value, end of period	$15.36	$15.29	$15.94	$12.97	$14.34
Total return	4.73%	4.06%	28.78%	(0.62%)	16.74%
Ratios to average net assets(b)
Total gross expenses	1.49%	1.50%	1.49%	1.53%	1.55% (c)
Total net expenses(d)	1.49% (e)	1.50% (e)	1.49% (e)	1.53% (e)	1.55% (c)(e)
Net investment income	1.21%	1.09%	1.15%	0.87%	1.20%
Supplemental data
Net assets, end of period (in thousands)	$8,557	$9,140	$9,922	$7,491	$6,131
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
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Columbia Real Estate Equity Fund
Financial Highlights (continued)
	Year Ended December 31,
Class R4	2016	2015	2014	2013	2012 (a)
Per share data
Net asset value, beginning of period	$15.56	$16.20	$13.18	$14.56	$14.28
Income from investment operations:
Net investment income	0.30	0.31	0.25	0.25	(0.00) (b)
Net realized and unrealized gain (loss)	0.52	0.36	3.57	(0.25)	0.58
Total from investment operations	0.82	0.67	3.82	—	0.58
Less distributions to shareholders:
Net investment income	(0.27)	(0.24)	(0.23)	(0.22)	(0.04)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.73)	(1.31)	(0.80)	(1.38)	(0.30)
Net asset value, end of period	$15.65	$15.56	$16.20	$13.18	$14.56
Total return	5.28%	4.56%	29.31%	(0.09%)	4.08%
Ratios to average net assets(c)
Total gross expenses	1.00%	1.00%	1.00%	1.04%	1.07% (d)(e)
Total net expenses(f)	1.00% (g)	1.00% (g)	0.99% (g)	1.04% (g)	1.07% (d)(e)
Net investment income (loss)	1.86%	1.98%	1.71%	1.74%	(0.01%) (d)
Supplemental data
Net assets, end of period (in thousands)	$428	$363	$95	$17	$3
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights
(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.
(b)	Rounds to zero.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Annualized.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
Prospectus 2017	67

Columbia Real Estate Equity Fund
Financial Highlights (continued)
	Year Ended December 31,
Class R5	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.29	$15.94	$12.98	$14.35	$12.71
Income from investment operations:
Net investment income	0.29	0.31	0.11	0.31	0.21
Net realized and unrealized gain (loss)	0.53	0.38	3.68	(0.29)	1.96
Total from investment operations	0.82	0.69	3.79	0.02	2.17
Less distributions to shareholders:
Net investment income	(0.29)	(0.27)	(0.26)	(0.23)	(0.27)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.75)	(1.34)	(0.83)	(1.39)	(0.53)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00 (a)
Net asset value, end of period	$15.36	$15.29	$15.94	$12.98	$14.35
Total return	5.39%	4.74%	29.50%	0.09%	17.24%
Ratios to average net assets(b)
Total gross expenses	0.85%	0.85%	0.85%	0.86%	0.84% (c)
Total net expenses(d)	0.85%	0.85%	0.85%	0.86%	0.84% (c)
Net investment income	1.86%	2.05%	0.82%	2.21%	1.52%
Supplemental data
Net assets, end of period (in thousands)	$8,580	$7,102	$157	$1,739	$37
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
68	Prospectus 2017

Columbia Real Estate Equity Fund
Financial Highlights (continued)
	Year Ended December 31,
Class W	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.31	$15.96	$12.99	$14.36	$12.69
Income from investment operations:
Net investment income	0.22	0.20	0.18	0.12	0.24
Net realized and unrealized gain (loss)	0.54	0.43	3.56	(0.16)	1.90
Total from investment operations	0.76	0.63	3.74	(0.04)	2.14
Less distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.20)	(0.17)	(0.21)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.69)	(1.28)	(0.77)	(1.33)	(0.47)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00 (a)
Net asset value, end of period	$15.38	$15.31	$15.96	$12.99	$14.36
Total return	4.98%	4.32%	29.06%	(0.36%)	17.00%
Ratios to average net assets(b)
Total gross expenses	1.24%	1.25%	1.24%	1.27%	1.32% (c)
Total net expenses(d)	1.24% (e)	1.25% (e)	1.24% (e)	1.27% (e)	1.31% (c)(e)
Net investment income	1.43%	1.29%	1.22%	0.79%	1.69%
Supplemental data
Net assets, end of period (in thousands)	$23	$26	$33	$57	$9,432
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
Prospectus 2017	69

Columbia Real Estate Equity Fund
Financial Highlights (continued)
	Year Ended December 31,
Class Z	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.33	$15.98	$13.00	$14.37	$12.70
Income from investment operations:
Net investment income	0.26	0.24	0.24	0.19	0.25
Net realized and unrealized gain (loss)	0.54	0.43	3.54	(0.19)	1.93
Total from investment operations	0.80	0.67	3.78	—	2.18
Less distributions to shareholders:
Net investment income	(0.27)	(0.25)	(0.23)	(0.21)	(0.25)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.73)	(1.32)	(0.80)	(1.37)	(0.51)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00 (a)
Net asset value, end of period	$15.40	$15.33	$15.98	$13.00	$14.37
Total return	5.23%	4.57%	29.43%	(0.10%)	17.28%
Ratios to average net assets(b)
Total gross expenses	0.99%	1.00%	0.99%	1.03%	1.06% (c)
Total net expenses(d)	0.99% (e)	1.00% (e)	0.99% (e)	1.03% (e)	1.05% (c)(e)
Net investment income	1.68%	1.56%	1.63%	1.26%	1.76%
Supplemental data
Net assets, end of period (in thousands)	$301,531	$319,237	$359,305	$289,448	$384,007
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
70	Prospectus 2017

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Columbia Real Estate Equity Fund
P.O. Box 8081
Boston, MA 02266-8081
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
By Telephone: 800.345.6611
Online: columbiathreadneedle.com/us
Additionally, you can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.
The investment company registration number of Columbia Funds Series Trust I, of which the Fund is a series, is 811-04367.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
© 2017 Columbia Management Investment Distributors, Inc.
225 Franklin Street, Boston, MA 02110
800.345.6611
PRO212_12_G01_(05/17)